                                   EXHIBIT 24


                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints L. DWIGHT DOUCE, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Registration Statement on Form S-8 of Ohio Legacy Corp including any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that such attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

            This power of attorney has been signed by the following persons in the capacities and on the dates indicated below.

Signature                       Title                                  Date
---------                       -----                                  ----

/s/ L. Dwight Douce             President, Chief Executive             May 22, 2002
-------------------             Officer and Director, Acting
L. Dwight Douce                 Chief Accounting Officer


/s/ D. William Allen            Director                               May 22, 2002
--------------------
D. William Allen

/s/ William T. Baker            Director                               May 22, 2002
--------------------
William T. Baker

/s/ Robert F. Belden            Director                               May 22, 2002
--------------------
Robert F. Belden

/s/ J. Edward Diamond           Director                               May 22, 2002
---------------------
J. Edward Diamond

/s/ Scott J. Fitzpatrick        Director                               May 22, 2002
------------------------
Scott J. Fitzpatrick

/s/ Randy G. Jones              Director                               May 22, 2002
------------------
Randy G. Jones


Signature                      Title                                  Date
---------                      -----                                  ----

/s/ Gregory A. Long            Director                               May 22, 2002
-------------------
Gregory A. Long

/s/ Benjamin M. Mast           Director                               May 22, 2002
--------------------
Benjamin M. Mast

/s/ Michael D. Meenan          Director                               May 22, 2002
---------------------
Michael D. Meenan

/s/ Steven G. Pettit           Senior Loan Officer,                   May 22, 2002
--------------------           President of Stark County Region
Steven G. Pettit               and Director

/s/ Daniel H. Plumly           Director                               May 22, 2002
--------------------
Daniel H. Plumly

/s/ Thomas W. Schervish        Director                               May 22, 2002
-----------------------
Thomas W. Schervish